CSFB 2002-AR31

November 20, 2002

REVISED COMPUTATIONAL MATERIALS

(212) 538-3831

HYBRID ARM NEW ISSUE

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR31

$[905,000,000]

(Approximate)

Expected Investor Settlement Date:  November [29], 2002

DLJ Mortgage Capital, Inc.

Seller

[Cendant Mortgage Corporation]

Servicer

[Bank of America, N.A.]

[Washington Mutual Mortgage Securities Corp.]

Sellers and Servicers

Fairbanks Capital Corp.

Servicer and Special Servicer

Chase Manhattan Mortgage Corporation

Master Servicer

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

JPMorgan Chase Bank

Trust Administrator

Bank One, National Association

Trustee

Credit Suisse First Boston Corporation

Underwriter

Credit Suisse First Boston

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES,
AND OTHER INFORMATION

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston Corporation.  Neither the Issuer of the Certificates, the Depositor, nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is Revised and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the applicable Certificates’ characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the Certificates.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the Certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates discussed in this communication has not been filed with the Securities and Exchange Commission.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the Certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Certificates discussed in this communication for definitive Information on any matter discussed in this communication.

Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Corporation trading desk at (212) 538-3831.

I.

TRANSACTION SUMMARY – OFFERED CERTIFICATES

Class	Type	Exp’d Rating 1	Original Balance (+/-5%)	Initial Coupon	Appx. Price	Avg. Life 2	Spread Guidance	Bench- Mark	CPR	Proj. Net Margin 3	W.A. MTR
I-A-1	Senior/WAC	AAA/Aaa	$[183,000,000]	[4.293]% 4	N/A	1.89	N/A	Swaps	25	185	34
I-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.246]% 5	N/A	N/A	N/A	N/A	25	N/A	N/A
AR	Senior/Residual	AAA/NR	$[100]	[4.293]% 6	N/A	N/A	N/A	N/A	N/A	N/A	N/A
II-A-1	Senior/WAC	AAA/Aaa	$[114,000,000]	[4.782]% 7	N/A	2.51	N/A	Swaps	25	185	58
II-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.399]% 8	N/A	N/A	N/A	N/A	25	N/A	N/A
III-A-1	Senior/WAC	AAA/Aaa	$[118,000,000]	[4.815]% 9	N/A	2.51	N/A	Swaps	25	185	58
III-X	Senior/Interest Only	AAA/Aaa	[Notional]	[0.366]% 10	N/A	N/A	N/A	N/A	25	N/A	N/A
IV-A-1	Senior/Seq/WAC	AAA/Aaa	$[100,000,000]	[5.453]% 11	N/A	2.73	N/A	Swaps	25	200	83
IV-A-2	Senior/Seq/WAC	AAA/Aaa	$[2,000,000]	[5.453]% 12	98-15	6.90	200	Swaps	25	200	83
IV-A-3	Senior/WAC	AAA/Aaa	$[68,000,000]	[5.453]% 13	101-20	2.81	204	Swaps	25	200	83
V-A-1	Senior/WAC	AAA/Aaa	$[59,000,000]	[5.026]% 14	N/A	1.92	N/A	Swaps	25	189	34
VI-A-1	Senior/WAC	AAA/Aaa	$[150,000,000]	[5.210]% 15	N/A	2.57	N/A	Swaps	25	175	58
VII-A-1	Senior/Floater	AAA/Aaa	$[80,000,000]	[TBA]% 16	100-00	3.06	50	1 MO LIB	25	50	1
C-B-1	Subordinate/WAC	AA/Aa2	$[10,680,000]	[5.078]% 17	N/A	4.11	N/A	Treas.Curve	25	N/A	56
C-B-2	Subordinate/WAC	A/A2	$[6,983,000]	[5.078]% 17	N/A	4.11	N/A	Treas.Curve	25	N/A	56
C-B-3	Subordinate/WAC	BBB/Baa2	$[3,697,000]	[5.078]% 17	N/A	4.11	N/A	Treas.Curve	25	N/A	56
VII-M-1	Subordinate/Floater	AA/Aa2	$[1,800,000]	[TBA]% 18	100-00	5.25	105	1 MO LIB	25	105	1
VII-M-2	Subordinate/Floater	A/A2	$[1,400,000]	[TBA]% 19	100-00	4.32	200	1 MO LIB	25	200	1

Information is PRELIMINARY and subject to final collateral, rating agency approval and legal review.  The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1.

The Group I, Group II, Group III, Group IV, Group V, Group VI and Group VII Certificates (as defined herein) are expected to be rated by Standard & Poor's Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”).  The Group C-B Certificates (as defined herein, and other than the Class C-B-6 Certificates) are expected to be rated only by [S&P].  Neither the Class C-B-6 nor the Class VII-X Certificates will be rated.

2

The weighted average life to respective weighted average reset dates is shown with respect to Group I, Group II, Group III, Group IV, Group V, Group VI and Group C-B Certificates.  The weighted average life to optional termination is shown with respect to Group VII Certificates.

3

Based on weighted average information on the assumed collateral as of the Cut-off Date.

4

The initial pass-through rate on the Class I-A-1 Certificates is expected to be approximately [4.2930]% per annum.  After the first distribution date, the per annum pass-through rate on the Class I-A-1 Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less the sum of (i) the per annum pass-through rate on the Class I-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

5

The notional amount of the Class I-X Certificates will equal the sum of the Class I-A-1 and Class AR Certificate principal balances.  Through the distribution date in [September, 2005] the pass-through rate on the Class I-X Certificates is expected to be approximately [0.2460]% per annum.  After the distribution date in [September, 2005], the per annum pass-through rate on the Class I-X Certificates will equal [0.000]% and the Class I-X Certificates will no longer receive any distributions of interest.  (30/360 accrual basis, 24 day delay).

6

The initial pass-through rate on the Class AR Certificates is expected to be approximately [4.2930]% per annum.  After the first distribution date, the per annum pass-through rate on the Class AR Certificates will equal the weighted average of the net interest rates on the group I mortgage loans less the sum of (i) the per annum pass-through rate on the Class I-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

7

The initial pass-through rate on the Class II-A-1 Certificates is expected to be approximately [4.7829]% per annum.  After the first distribution date, the per annum pass-through rate on the Class II-A-1 Certificates will equal the weighted average of the net interest rates on the group II mortgage loans less the sum of (i) the per annum pass-through rate on the Class II-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

8

The notional amount of the Class II-X Certificates will equal the Class II-A-1 Certificate principal balance.  Through the distribution date in [August, 2007] the pass-through rate on the Class II-X Certificates is expected to be approximately [0.3990]% per annum.  After the distribution date in [August, 2007], the per annum pass-through rate on the Class II-X Certificates will equal [0.1860]%.  (30/360 accrual basis, 24 day delay).

9

The initial pass-through rate on the Class III-A-1 Certificates is expected to be approximately [4.8159]% per annum.   After the first distribution date, the per annum pass-through rate on the Class III-A-1 Certificates will equal the weighted average of the net interest rates on the group III mortgage loans less the sum of (i) the per annum pass-through rate on the Class III-X Certificates and (ii) 0.02% (30/360 accrual basis, 24 day delay).

10

The notional amount of the Class III-X Certificates will equal the Class III-A-1 Certificate principal balance.  Through the distribution date in [August, 2007] the pass-through rate on the Class III-X Certificates is expected to be approximately [0.3660]% per annum.  After the distribution date in [August, 2007], the per annum pass-through rate on the Class III-X Certificates will equal [0.1860]%.  (30/360 accrual basis, 24 day delay).

11

The initial pass-through rate on the Class IV-A-1 Certificates is expected to be approximately [5.4530]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-1 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans (30/360 accrual basis, 24 day delay).

12

The initial pass-through rate on the Class IV-A-2 Certificates is expected to be approximately [5.4530]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-2 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans (30/360 accrual basis, 24 day delay).

13

The initial pass-through rate on the Class IV-A-3 Certificates is expected to be approximately [5.4530]% per annum.  After the first distribution date, the per annum pass-through rate on the Class IV-A-3 Certificates will equal the weighted average of the net interest rates on the group IV mortgage loans (30/360 accrual basis, 24 day delay).

14

The initial pass-through rate on the Class V-A-1 Certificates is expected to be approximately [5.0260]% per annum.   After the first distribution date, the per annum pass-through rate on the Class V-A-1 Certificates will equal the weighted average of the net interest rates on the group V mortgage loans (30/360 accrual basis, 24 day delay).

15

The initial pass-through rate on the Class VI-A-1 Certificates is expected to be approximately [5.2100]% per annum.   After the first distribution date, the per annum pass-through rate on the Class VI-A-1 Certificates will equal the weighted average of the net interest rates on the group VI mortgage loans (30/360 accrual basis, 24 day delay).

16

The initial pass-through rate on the Class VII-A-1 Certificates is expected to be approximately [      ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VII-A-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [0.50 ]%, (ii) the net funds cap, and (iii) 11% (ACT/360, 0 day delay).  After the optional termination date for the group VII mortgage loans, the Class VII-A-1 certificate margin will increase to [1.00]%.

17.

The initial pass-through rate on the Class C-B Certificates is expected to be approximately [5.078]% per annum.  After the first distribution date, the per annum pass-through rate on the Class C-B Certificates will equal the weighted average of the net interest rates on the group I, group II, group III (in each case, less 0.02%), and group IV, group V and group VI mortgage loans (30/360 accrual basis, 24 day delay).

18

The initial pass-through rate on the Group VII-M-1 Certificates is expected to be approximately [   ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VII-M-1 Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [1.05 ]%, (ii) the net funds cap, and (iii) 11% (ACT/360, 0 day delay).  After the optional termination date for the group VII mortgage loans the Class VII-M-1 certificate margin will increase to [1.55]%.

19.

The initial pass-through rate on the Group VII-M-2 Certificates is expected to be approximately [      ]% per annum.  After the first distribution date, the per annum pass-through rate on the Class VII-M-2   Certificates will equal the lesser of (i) the sum of one-month LIBOR for that distribution date plus [2.00 ]% , (ii) the net funds cap, and (iii) 11% (ACT/360, 0 day delay).  After the optional termination date for the group VII mortgage loans the Class VII-M-2 certificate margin will increase to [2.50 ]%.

I.

TRANSACTION SUMMARY – NON-OFFERED CERTIFICATES

Class	Type	Exp’d Rating 1	Original Balance (+/- 5%)	Initial Coupon	Appx. Price	Avg. Life	Spread Guidance	Bench- mark	CPR	Proj. Net Margin 2	W.A. MTR
C-B-4	Subordinate/WAC	BB/NR	$[1,479,000]	[5.078]% 3	N/A	N/A	N/A	N/A	25	N/A	56
C-B-5	Subordinate/WAC	B/NR	$[1,479,000]	[5.078]% 3	N/A	N/A	N/A	N/A	25	N/A	56
C-B-6	Subordinate/WAC	NR/NR	$[2,054,000]	[5.078]% 3	N/A	N/A	N/A	N/A	25	N/A	56
VII-X	OC/Excess Interest	NR/NR	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties, which may vary from the actual characteristics of the pool.  Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur.  Investors should rely on the information contained in or filed in connection with the prospectus/prospectus supplement.

1

The Group C-B Certificates (other than the Class C-B-6 Certificates) are expected to be rated only by [S&P]. Neither the Class C-B-6 Certificates nor the Class VII-X Certificates will be rated.

2

Based on weighted average information on the assumed collateral as of the Cut-off Date.

3

The initial pass-through rate on the Group C-B Certificates is expected to be approximately [5.078]%.  After the first distribution date, the per annum pass-through rate on these certificates will equal the weighted average of the net interest rates of the group I, group II, group III (in each case, less 0.02%) and group IV, group V and group VI mortgage loans.

II.

COLLATERAL SUMMARY

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE NOVEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP I COLLATERAL DETAILS
WAC	[4.938]%	Average Loan Balance	$[512,650]
WA Net WAC	[4.558]%	Maximum Loan Balance	$[1,000,000]
WA Gross Margin	[2.250]%	California Concentration	[76.74]%
WA Net Margin	[1.870]%	WA Original LTV	[65.73]%
Index: 1 Year LIBOR	[100.00]%	WA Credit Score	[737]
WA Months to Reset	[34]	Full Doc	[95.46]%
WAM	[358]	Reduced Doc	[4.54]%

LOAN GROUP II COLLATERAL DETAILS
WAC	[5.479]%	Average Loan Balance	$[399,055]
WA Net WAC	[5.161]%	Maximum Loan Balance	$[1,350,000]
WA Gross Margin	[2.449]%	California Concentration	[34.89]%
WA Net Margin	[2.131]%	WA Original LTV	[66.24]%
Index: 6 Mth LIBOR	[40.96]%	WA Credit Score	[736]
1 Year LIBOR	[58.73]%
WA Months to Reset	[58]	Full Doc	[82.38]%
WAM	[357]	Reduced Doc	[17.30]%

LOAN GROUP III COLLATERAL DETAILS
WAC	[5.492]%	Average Loan Balance	$[388,645]
Net WAC	[5.167]%	Maximum Loan Balance	$[1,500,000]
Gross Margin	[2.505]%	California Concentration	[47.64]%
Net Margin	[2.180]%	WA Original LTV	[66.94]%
Index: 1 Year LIBOR	[54.09]%	WA Credit Score	[736]
6 Mth LIBOR	[45.13]%
WA Months to Reset	[58]	Full Doc	[70.33]%
WAM	[358]	Reduced Doc	[27.11]%

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE NOVEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

LOAN GROUP IV COLLATERAL DETAILS
WAC	[5.690]%	Average Loan Balance	$[467,179]
WA Net Rate	[5.400]%	Maximum Loan Balance	$[1,000,000]
WA Gross Margin	[2.298]%	California Concentration	[45.84]%
WA Net Margin	[2.008]%	WA Original LTV	[64.82]%
Index: 6 Mth LIBOR	[9.53]%	WA Credit Score	[740]
1 Year LIBOR	[90.47]%
WA Months to Reset	[83]	Full Doc	[80.24]%
WAM	[354]	Reduced Doc	[17.6]%

LOAN GROUP V COLLATERAL DETAILS
WAC	[5.320]%	Average Loan Balance	$[479,564]
WA Net Rate	[5.026]%	Maximum Loan Balance	$[1,661,000]
WA Gross Margin	[2.191]%	California Concentration	[26.12]%
WA Net Margin	[1.897]%	WA Original LTV	[67.54]%
Index: 6 Mth LIBOR	[99.22]%	WA Credit Score	[727]
WA Months to Reset	[34]	Full Doc	[33.95]%
WAM	[358]	Reduced Doc	[34.62]%

LOAN GROUP VI COLLATERAL DETAILS
WAC	[5.465]%	Average Loan Balance	$[537,818]
WA Net Rate	[5.210]%	Maximum Loan Balance	$[1,755,000]
WA Gross Margin	[2.014]%	California Concentration	[23.95]%
WA Net Margin	[1.759]%	WA Original LTV	[64.30]%
Index: 6 Mth LIBOR	[98.11]%	WA Credit Score	[740]
WA Months to Reset	[58]	Full Doc	[33.23]%
WAM	[358]	Reduced Doc	[34.19]%

II.

COLLATERAL SUMMARY (CONTINUED)

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE NOVEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

AGGREGATE LOAN GROUPS I-VI COLLATERAL DETAILS
WAC	[5.398]%	Average Loan Balance	$[455,740]
WA Net Rate	[5.088]%	Maximum Loan Balance	$[1,755,000]
WA Gross Margin	[2.277]%	California Concentration	[45.04]%
WA Net Margin	[1.967]%	WA Original LTV	[65.74]%
Index: 6 Mth LIBOR	[43.30]%	WA Credit Score	[737]
1 Year LIBOR	[56.08]%
WA Months to Reset	[56]	Full Doc	[70.09]%
WAM	[357]	Reduced Doc	[20.54]%

LOAN GROUP VII COLLATERAL DETAILS
WAC	[7.028]%	Average Loan Balance	$[431,117]
WA Net Rate	[6.754]%	Maximum Loan Balance	$[999,749]
WA Gross Margin	[4.245]%	California Concentration	[61.10]%
WA Net Margin	[3.971]%	WA Original LTV	[77.93]%
Index: 6 Mth LIBOR	[97.01]%	WA Credit Score	[697]
1 Year Treas	[1.15]%
WA Months to Reset	[27]	Full Doc	[18.39]%
WAM	[357]	Reduced Doc	[35.14]%

III.

NET FUNDS CAP

Group VII Net Funds Cap:

The annual pass-through rate on each Class of the Group VII Certificates is subject to the Net Funds Cap.

On any distribution date, the Net Funds Cap will equal (a) a fraction, expressed as a percentage, the numerator of which is the product of (1) the Optimal Interest Remittance Amount for such date and (2) 12, and the denominator of which is the Aggregate Loan Balance of the group VII mortgage loans for the immediately preceding distribution date, multiplied by (b) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the immediately preceding accrual period.

On any distribution date, if the current interest rate (calculated on the basis of the lesser of (x) one-month LIBOR plus the applicable certificate margin and (y) the Maximum Interest Rate) on any Class of Group VII Certificates is limited by the Net Funds Cap, such difference will constitute a Basis Risk Shortfall.

With respect to each distribution date, to the extent that a Basis Risk Shortfall exists for any class of Group VII Certificates, such class will be entitled to the amount of such Basis Risk Shortfall in accordance with the priority of payments described in the Prospectus Supplement, only to the extent of funds available therefor. Such class will be entitled to receive the amount of any Basis Risk Shortfall on a subordinated basis from Monthly Excess Cashflow treated as paid from and to the extent of funds on deposit in a reserve fund (the “Basis Risk Reserve Fund”). The source of funds on deposit in the Basis Risk Reserve Fund will be limited to an initial deposit of $5,000 and amounts that would otherwise be paid on the Class VII-X Certificates.

IV.

CREDIT ENHANCEMENT (Groups I-VI)

Subordination:

The Group I, Group II, Group III, Group IV, Group V and Group VI Certificates will receive distributions of interest and principal before the Group C-B Certificates are entitled to receive distributions of interest or principal.  The Group C-B Certificates absorb most losses on the group I, II, III, IV, V and VI mortgage loans prior to the Group I, Group II, Group III, Group IV, Group V and Group VI Certificates.

It is anticipated that the subordination which provides credit enhancement for the Senior Certificates of Groups I, II, III, IV, V and VI, will initially equal [2.90]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-1 Certificates will initially equal [1.75]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-2 Certificates will initially equal [1.00]%.

It is anticipated that the subordination which provides credit enhancement for the Class C-B-3 Certificates will initially equal [0.60]%.

NOTE:  The Group C-B Certificates represent interests in the group I, II, III, IV, V and VI mortgage loans; consequently, the Group C-B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the mortgage loans in any of these groups.

Shifting of Interests:

Except as described below, the Group I, Group II, Group III, Group IV, Group V and Group VI Certificates will receive 100% of principal prepayments received on the mortgage loans in the related loan group until the seventh anniversary of the first distribution date.  During the next four years, these certificates will generally receive a disproportionately large, but decreasing, share of principal prepayments.  This will result in a quicker return of principal to these senior certificates and increases the likelihood that holders of these certificates will be paid the full amount of principal to which they are entitled.

If the subordinate percentage on or before the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain other rating agency collateral performance requirements are satisfied), then the subordinate classes will receive 50% of their pro rata share of principal prepayments.  If the subordinate percentage after the third anniversary of the first distribution date is greater than or equal to twice the subordinate percentage as of the closing date (and certain rating agency collateral performance requirements are satisfied), then the subordinate classes will receive their pro rata share of principal prepayments.

Super-Senior Structure: Cross-Collateralization:

The Class IV-A2 Certificates will absorb realized losses that would otherwise be allcoated to the Class IV-A1 Certificates for as long as such class is outstanding.

In certain limited circumstances, principal and interest collected from any of the loan groups I, II, III, IV, V and VI mortgage loans may be used to pay principal or interest, or both, to Senior Certificates unrelated to that loan group.

Coverage for Excess Losses:

The Group C-B Certificates will provide limited protection to the classes of certificates of higher relative priority against Special Hazard Losses, Bankruptcy Losses, and Fraud Losses in excess of certain amounts, as described in the Prospectus Supplement.

Note:  The Group C-B Certificates are allocated losses from mortgage loans in loan groups I, II, III, IV, V and VI; consequently, disproportionately high special hazard, bankruptcy or fraud losses experienced by one loan group could adversely impact protection to unrelated Group I, Group II, Group III, Group IV, Group V or Group VI Certificates for these types of losses.

Note:

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV, V and VI will equal the aggregate principal balance of the Groups I, II, III, IV, V, VI and C-B Certificates.

IV.

CREDIT ENHANCEMENT (Group VII)

Overcollateralization:

The group VII mortgage loans bear interest each month in an amount that in the aggregate is expected to exceed the amount needed to pay monthly interest on the Group VII Certificates and certain related trust expenses.  This excess interest will be applied to pay principal on the Group VII Certificates in order to create and maintain the required level of overcollateralization.  The overcollateralization will be available to absorb losses on the group VII mortgage loans.  The required level of overcollateralization may increase or decrease over time.  We cannot assure you that sufficient interest will be generated by the group VII mortgage loans to create and maintain the required level of overcollateralization or to absorb losses on the group VII mortgage loans.

Subordination:

The Class VII-A-1 Certificates will have a payment priority over the Group VII Subordinate Certificates.  Each class of Group VII Subordinate Certificates will be subordinate to each other class of subordinate certificates with a higher payment priority.

Losses on the group VII mortgage loans will first reduce the available excess interest and then reduce the overcollateralization amount.  If there is no overcollateralization at that time, losses on the mortgage loans will be allocated to the Group VII Subordinate Certificates, in the reverse order of their priority of payment, until the principal amount of each class of Group VII Subordinate Certificates is reduced to zero.

Cross-Collateralization:

Each month, certain interest payments on the group I, group II and group III mortgage loans will be allocated to Group VII available funds increasing available excess interest.  These interest payments will be added to the Group VII available funds concurrently with interest distributions being made on the Group I, II and III Certificates.

V.

SUMMARY TERMS

Series Name:	CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-AR31.
Depositor:	Credit Suisse First Boston Mortgage Securities Corp.
Sellers:	DLJ Mortgage Capital, Inc.; [Bank of America, N.A.]; [WMMSC].
Servicers:	Fairbanks Capital Corp. (“Fairbanks”); [Bank of America, N.A.]; [WMMSC] and [Cendant Mortgage Corporation].
Master Servicer:	Chase Manhattan Mortgage Corporation.
Sole Underwriter:	Credit Suisse First Boston Corporation.
Trust Administrator:	JPMorgan Chase Bank.
Trustee:	Bank One, National Association.
Cut-off Date:	November 1, 2002.
Pricing Date:	On or about November [ ], 2002.
Closing Date:	On or about November [27], 2002.
Settlement Date:	On or about November [29], 2002.
Offered Certificates:

Class I-A-1, Class I-X and Class AR Certificates (the “Group I Certificates”);

Class II-A-1 and Class II-X Certificates (the “Group II Certificates”);

Class III-A-1 and Class III-X Certificates (the “Group III Certificates”);

Class IV-A-1, Class IV-A-2 and Class IV-A-3 Certificates (the “Group IV Certificates”);

Class V-A-1 Certificates (the “Group V Certificates”);

Class VI-A-1 Certificates (the “Group VI Certificates”);

Class VII-A-1 Certificates (the “Group VII Senior Certificates”);

Class VII-M-1 and Class VII-M-2 Certificates (the “Group VII Subordinate Certificates”, and together with the Group VII Senior Certificates and the Class VII-X Certificates, the “Group VII Certificates”);

The Group I Certificates, Group II Certificates, Group III Certificates, Group IV Certificates, Group V Certificates, Group VI Certificates and Group VII Senior Certificates (together, the “Senior Certificates”);

Class C-B-1, Class C-B-2 and Class C-B-3 Certificates (and together with the Senior Certificates and the Group VII Subordinate Certificates, the “Offered Certificates”).

Privately Offered Certificates:	Class C-B-4, Class C-B-5 and Class C-B-6 Certificates (and together with the Class C-B-1, Class C-B-2 and Class C-B-3 Certificates, the “Group C-B Certificates”), and the Class VII-X Certificates.
Distribution Dates:	The 25 day of each month or, if such day is not a business day, then the next succeeding business day, beginning in December 2002.
Accrual Periods:

For any distribution date, the offered certificates accrue on a 30/360 basis during the calendar month immediately preceding that distribution date, except for the Group VII Certificates, which accrue on an ACT/360 basis from the period commencing on the immediately preceding distribution date (or the closing date, in the case of the first accrual period) and ending on the day immediately preceding such distribution date.

Delay Days:	24 days, except for the Group VII Certificates, which have a 0 day delay.
Optional Termination:

On any distribution date on which the aggregate outstanding stated principal balance of the group I, group II, group III, group IV, group V and group VI mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group I, group II, group III, group IV, group V and group VI mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group I, Group II, Group III, Group IV, Group V, Group VI and Group C-B Certificates.  On any distribution date on which the aggregate outstanding stated principal balance of the group VII mortgage loans is less than or equal to 5% of their aggregate Cut-off Date Principal Balance, Fairbanks may, but will not be required to, purchase from the trust all remaining group VII mortgage loans, thereby causing an early retirement of and a principal prepayment on the Group VII Certificates.

Pricing Speeds (CPR):	For all Offered Certificates: 25% CPR.
Certificate Ratings:

The offered certificates are expected to be rated by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”), with the ratings indicated in Section I above.  The Group C-B Certificates may be rated by only one of Moody’s or S&P.

ERISA Eligibility:

The Offered Certificates, other than the AR Certificates, are expected to be eligible for purchase by persons investing employee benefit plan or individual retirement account assets, subject to considerations described in the prospectus supplement.

Federal Tax Treatment:	The trust will make one or more REMIC elections.
Principal and Interest Advancing:

Each Servicer (or if a Servicer, other than WMMSC, fails to make an advance, the master servicer), will make cash advances with respect to delinquent scheduled payments of principal and interest on any Mortgage Loan serviced by it, to the extent they are deemed recoverable.

Compensating Interest:	Each Servicer will provide compensating interest for prepayment interest shortfalls only to the extent described in the Prospectus Supplement.
Mortgage Loans:

The aggregate principal balance as of the Cut-off Date of the mortgage pool is expected to be approximately $[855,781,903] and consists of approximately [1,859] adjustable rate mortgage loans (with an initial fixed rate period of generally [6 months, 2, 3, 5 or 7] years) secured by first liens on residential properties.  Generally, after the initial fixed rate period, the interest rate and payment for the mortgage loans adjust either semi-annually or annually based on an index plus a margin.  The mortgage pool consists of seven groups of mortgage loans.  Group I is generally comprised of mortgage loans with an initial fixed rate period of 3 years; Group II is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group III is generally comprised of mortgage loans with an initial fixed rate period of 5 years; Group IV is generally comprised of mortgage loans with an initial fixed rate period of 7 years; Group V is generally comprised of mortgage loans with an initial fixed rate period of 3 years; Group VI is generally comprised of mortgage loans with an initial fixed rate period of 5 years; and Group VII is generally comprised of mortgage loans with an initial fixed rate period of 6 months, 2, 3 or 5 years.

NOTE:  Information contained herein reflects the November 1, 2002 Cut-off Date scheduled balances.

Collateral information contained herein is preliminary and indicative.  On the Closing Date, the aggregate principal balance of the mortgage loans in loan groups I, II, III, IV, V and VI will equal the aggregate principal balance of the Groups I, II, III, IV, V, VI and C-B Certificates.

Number of

Designation

Mortgage Loans

Cut-off Date Principal Balance

Group I

[370]

$[191,343,205]

Group II

[326]

$[130,092,043]

Group III

[333]

$[129,418,901]

Group IV

[250]

$[116,794,818]

Group V

[132]

$[63,302,386]

Group VI

[297]

$[159,731,860]

Group VII

[151]

$[65,098,688]

Approximately 4.26%, 24.6%, 26.3%, 6.7%, 89.5% and 98.1% of the groups I, II, III, IV, V and VI mortgage loans respectively require only payments of interest during the initial fixed period.

For further collateral information, see “Collateral Summary” and “Collateral Details” herein.

SMMEA:

The Senior Certificates, Class C-B-1 Certificates, and the Class VII-M-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA for so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

Registration:	The offered certificates will be available in book-entry form through DTC, Clearstream, Luxembourg and Euroclear.

Priority of Distributions (Groups I – VI):	Distribution will in general be made to the extent of the Available Funds for the related group in the order and priority as follows:

1. First, to the related senior certificates, pro rata, accrued and unpaid interest at their respective pass-through rates on their respective Class Principal Balances or notional amounts, as applicable;

2. Second, to the related senior certificates, as principal, the related Senior Principal Distribution Amount as described below under the heading “Distributions of Principal (Groups I-VI)”;
3. Third, to each class of Group C-B Certificates, interest and then principal in increasing order of numerical class designation; and
4. Fourth, to the Class AR Certificates, the remainder (which is expected to be zero).
Distribution of Principal (Groups I - VI):

On each distribution date, an amount up to the Group I Senior Principal Distribution Amount for that distribution date, will be distributed as principal, sequentially, as follows:

1.

First, to the Class AR Certificates, until its Class Principal Balance has been reduced to zero;

2.

Second, to the Class I-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group II Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class II-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group III Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class III-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group IV Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class IV-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group V Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class V-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount up to the Group VI Senior Principal Distribution Amount for that distribution date, will be distributed as principal to the Class VI-A-1 Certificates, until its Class Principal Balance has been reduced to zero.

On each distribution date, an amount, up to the amount of the Subordinate Principal Distribution Amount for that distribution date, will be distributed as principal, to the Group C-B Certificates, to the extent of the aggregate Available Funds remaining after distribution of interest and principal to the related Senior Certificates.  Each class of Group C-B Certificates will be entitled to receive its pro rata share, based on its respective Class Principal Balance, of the Subordinate Principal Distribution Amount.  Distributions of principal of the subordinate certificates will be made on each distribution date sequentially in the order of their numerical class designation, beginning with the Class C-B-1 Certificates, until each class of subordinate certificates has received its respective pro rata share of the Subordinate Principal Distribution Amount for that distribution date.

Distributions of Principal (Group VII):

The Principal Payment Amount will be paid on each distribution date as follows:

I. On each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class VII-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class VII-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class VII-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group VII)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

II.

On each distribution date (a) on or after the Stepdown Date and (b) with respect to which a Trigger Event is not in effect, the Principal Payment Amount will be paid in the following order of priority:

(i)

to the Class VII-A-1 Certificates, the Senior Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(ii)

to the Class VII-M-1 Certificates, the Class VII-M-1 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero;

(iii)

to the Class VII-M-2 Certificates, the Class VII-M-2 Principal Payment Amount for such distribution date, until its Class Principal Balance has been reduced to zero; and

(iv)

for application as part of Monthly Excess Cashflow for such distribution date, as described under “Distribution of Monthly Excess Cashflow (Group VII)” below, any such Principal Payment Amount remaining after application pursuant to clauses (i) through (iii) above.

Distribution of Monthly Excess Cashflow (Group VII):

On each distribution date, the Monthly Excess Cashflow will be distributed in the following order of priority:

(1)

(A) until the aggregate Class Principal Balance of the Group VII Certificates equals the Aggregate Loan Balance of the group VII mortgage loans for such distribution date minus the Targeted Overcollateralization Amount for such date, on each distribution date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the extent of Monthly Excess Interest for such distribution date, to the Group VII Certificates, in the following order of priority:

(a)

to the Class VII-A-1 Certificates, until its Class Principal Balance has been reduced to zero;

(b)

to the Class VII-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(c)

to the Class VII-M-2 Certificates, until its Class Principal Balance has been reduced to zero; and

(B) on each distribution date on or after the Stepdown Date and with respect to which a Trigger Event is not in effect, to fund any principal distributions required to be made on such distribution date set forth above in subclause II under “Distributions of Principal (Group VII)” above, after giving effect to the distribution of the Principal Payment Amount for such date, in accordance with the priorities set forth therein;

(2)    to the Class VII-A-1 Certificates, any Basis Risk Shortfall for such class;

(3)    to the Class VII-M-1 Certificates, any Basis Risk Shortfall for such class;

(4)    to the Class VII-M-2 Certificates, any Basis Risk Shortfall for such class;

(5)    to the Class VII-M-1 Certificates, any Carryforward Interest for such class;

(6)    to the Class VII-M-1 Certificates, any Deferred Amount for such class;

(7)    to the Class VII-M-2 Certificates, any Carryforward Interest for such class;

(8)    to the Class VII-M-2 Certificates, any Deferred Amount for such class;

(9)  to the Basis Risk Reserve Fund, any amounts required pursuant to the pooling and servicing agreement to be deposited therein;

(10) to the Class VII-X Certificates, the amount distributable thereon pursuant to the pooling and servicing agreement; and

(11) to the Class AR Certificates, any remaining amount.  It is not anticipated that any amounts will be distributed to the Class AR Certificates under this clause (11).

VI.

COLLATERAL DETAILS

NOTE:  PRELIMINARY INFORMATION CONTAINED HEREIN REFLECTS THE NOVEMBER 1, 2002 CUT-OFF DATE SCHEDULED BALANCES.

COLLATERAL INFORMATION CONTAINED HEREIN IS PRELIMINARY AND INDICATIVE.  ON THE CLOSING DATE, THE AGGREGATE PRINCIPAL BALANCE OF THE MORTGAGE LOANS IN LOAN GROUPS I, II, III, IV, V AND VI WILL EQUAL THE AGGREGATE PRINCIPAL BALANCE OF THE GROUPS I, II, III, IV, V, VI AND C-B CERTIFICATES.

VII.

CONTACTS

ARMS TRADING DESK
CONTACT	PHONE	FAX	E-MAIL
Brett Marvin Director Whole Loan ARM Trading	212-538-3831	212-743-5384	mailto:brett.marvin@csfb.com
Brian Bowes Vice President Whole Loan ARM Trading	212-538-3831	212-743-5385	mailto:brian.bowes@csfb.com
Brian Murphy Vice President Whole Loan ARM Structuring	212-538- 3734	212-743-5384	mailto:brian.murphy.2@csfb.com

STRUCTURED FINANCE
CONTACT	PHONE	FAX	E-MAIL
John P. Graham Director	212-325-6201	212-743-4683	mailto:john.p.graham@csfb.com

COLLATERAL ANALYSIS
CONTACT	PHONE	FAX	E-MAIL
Mark Roszko Director	212-325-4763	212-325-8334	mailto:mark.roszko@csfb.com

CSFB 2002-AR31

PORTFOLIO SUMMARY	GROUP 1	GROUP 2	GROUP 3	GROUP 4	GROUP 5	GROUP 6	TOTAL
No of Loans	370	326	333	250	132	297	1708
Total Scheduled Balance	191,343,205.02	130,092,043.55	129,418,901.25	116,794,818.83	63,302,386.34	159,731,860.21	790,683,215.20
Avg Scheduled Balance	517,143.80	399,055.35	388,645.35	467,179.28	479,563.53	537,817.71	462,929.28
Minimum Scheduled Balance	306,622.52	58,500.00	65,000.00	113,300.00	100,000.00	300,699.99	58,500.00
Maximum Scheduled Balance	1,000,000.00	1,350,000.00	1,500,000.00	1,000,000.00	1,661,000.00	1,755,000.00	1,755,000.00
WAC	4.939	5.479	5.492	5.690	5.320	5.465	5.366
WA/Net/Rate	4.559	5.161	5.167	5.400	5.026	5.210	5.051
WA/Gross/Margin	2.250	2.449	2.505	2.298	2.191	2.014	2.279
WAM	358	357	358	354	358	358	357
WA. Original Term	360	359	360	356	360	360	359
Months To Roll	34	58	58	83	34	58	54
Season	2	2	2	1	2	2	2
Wgt Avg LTV	65.80	66.24	66.94	64.82	67.54	64.30	65.75
FICO	736	736	736	740	727	740	737
First Rate Cap	2.000	5.008	4.988	5.000	4.977	4.943	4.260
Periodic Rate Cap	2.000	1.621	1.575	1.905	1.008	1.019	1.576
Wgt. AVG. Maximum Rate	10.939	10.463	10.522	10.690	10.575	10.465	10.631

Index Type
Treasury - 1 Year, Monthly Average	0.00	0.31	0.27	0.00	0.00	0.00	0.10
Treasury - 1 Year, Weekly Average	0.00	0.00	0.51	0.00	0.78	1.89	0.53
Libor - 6 Month, WSJ	0.00	40.96	45.13	9.53	99.22	98.11	43.30
Libor - 1 Year, WSJ	100.00	58.73	54.09	90.47	0.00	0.00	56.08
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Product
3YR->ADJ	100.00	0.00	0.00	0.00	100.00	0.00	32.21
5YR->ADJ	0.00	95.99	93.54	0.00	0.00	100.00	51.31
6MO->ADJ	0.00	4.01	6.46	0.00	0.00	0.00	1.72
7YR->ADJ	0.00	0.00	0.00	100.00	0.00	0.00	14.77
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Months to Next Rate Adj.
28 - 30	0.26	0.00	0.00	0.00	0.00	0.00	0.06
31 - 33	0.00	0.00	0.00	0.00	42.82	0.00	3.43
34 - 36	99.74	0.00	0.00	0.00	57.18	0.00	28.71
43 - 45	0.00	0.00	0.00	0.00	0.00	0.95	0.19
49 - 51	0.00	0.29	0.00	0.00	0.00	0.00	0.05
52 - 54	0.00	0.35	0.63	0.00	0.00	0.19	0.20
55 - 57	0.00	5.42	6.14	0.00	0.00	28.71	7.70
58 - 60	0.00	93.94	93.23	0.00	0.00	70.15	44.89
82 - 84	0.00	0.00	0.00	100.00	0.00	0.00	14.77
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Gross Margin
1.751 - 2.000	0.00	0.00	0.00	0.00	74.55	98.11	25.79
2.001 - 2.250	100.00	62.30	55.99	90.47	0.00	0.00	56.98
2.501 - 2.750	0.00	36.98	40.49	9.53	25.45	1.89	16.54
2.751 - 3.000	0.00	0.00	0.77	0.00	0.00	0.00	0.13
3.251 - 3.500	0.00	0.00	0.26	0.00	0.00	0.00	0.04
3.501 - 3.750	0.00	0.00	0.73	0.00	0.00	0.00	0.12
3.751 - 4.000	0.00	0.00	0.97	0.00	0.00	0.00	0.16
4.001 - 4.250	0.00	0.73	0.53	0.00	0.00	0.00	0.21
4.751 - 5.000	0.00	0.00	0.25	0.00	0.00	0.00	0.04
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Mortgage Rates (%)
3.501 - 3.750	0.00	0.00	0.00	0.00	0.81	0.00	0.06
4.001 - 4.250	0.00	0.00	0.00	0.00	1.66	0.00	0.13
4.251 - 4.500	1.72	0.00	0.00	0.00	1.36	0.73	0.67
4.501 - 4.750	23.86	3.73	2.44	0.00	3.10	0.32	7.10
4.751 - 5.000	53.76	4.79	9.39	0.96	17.42	13.63	19.62
5.001 - 5.250	12.84	20.30	19.44	6.62	22.33	22.11	16.86
5.251 - 5.500	6.46	35.58	31.81	18.27	27.56	25.61	22.70
5.501 - 5.750	1.37	25.53	22.56	42.79	15.53	21.41	20.12
5.751 - 6.000	0.00	5.01	6.38	28.25	8.50	10.43	8.83
6.001 - 6.250	0.00	2.25	3.08	2.79	0.00	2.55	1.80
6.251 - 6.500	0.00	1.28	2.71	0.31	1.74	2.56	1.36
6.501 - 6.750	0.00	0.73	1.71	0.00	0.00	0.00	0.40
6.751 - 7.000	0.00	0.81	0.49	0.00	0.00	0.63	0.34
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Cut-off Date Mortgage Loan Principal Balances ($)
0.01 - 100,000.00	0.00	0.22	0.33	0.00	0.16	0.00	0.10
100,000.01 - 200,000.00	0.00	4.99	5.02	1.95	1.55	0.00	2.06
200,000.01 - 300,000.00	0.00	7.05	8.25	3.36	2.12	0.00	3.18
300,000.01 - 400,000.00	21.17	28.48	29.23	20.45	23.67	21.64	23.88
400,000.01 - 500,000.00	23.49	22.65	27.83	28.86	23.75	21.83	24.54
500,000.01 - 600,000.00	20.25	15.34	10.20	14.28	15.84	21.11	16.74
600,000.01 - 700,000.00	13.81	11.81	10.42	10.00	3.96	4.90	9.77
700,000.01 - 800,000.00	6.25	3.38	0.58	8.40	13.28	4.38	5.35
800,000.01 - 900,000.00	5.27	1.29	1.98	4.38	1.30	7.45	4.07
900,000.01 - 1,000,000.00	9.77	3.76	3.07	8.31	4.72	11.12	7.34
1,000,000.01 - 1,100,000.00	0.00	0.00	0.00	0.00	4.90	1.32	0.66
1,100,000.01 - 1,200,000.00	0.00	0.00	0.87	0.00	0.00	0.75	0.29
1,200,000.01 >=	0.00	1.04	2.22	0.00	4.76	5.49	2.02
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Documentation Type
Full	95.11	82.38	70.11	93.84	33.95	33.23	71.34
Reduced	4.89	17.30	27.34	6.16	34.62	34.19	19.10
No Doc	0.00	0.31	1.43	0.00	17.18	12.18	4.12
No Ratio	0.00	0.00	0.00	0.00	14.25	20.40	5.26
Stated Income / Stated Asset	0.00	0.00	1.12	0.00	0.00	0.00	0.18
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

State
Alabama	0.00	0.11	0.17	0.00	0.92	0.53	0.23
Alaska	0.00	0.54	0.00	0.00	0.00	0.00	0.09
Arizona	0.85	9.32	6.22	7.56	2.48	1.86	4.45
Arkansas	0.00	0.00	0.00	0.00	0.00	0.51	0.10
California	76.21	34.89	47.64	45.84	26.12	23.95	45.68
Colorado	1.29	6.70	5.38	2.60	4.84	3.68	3.81
Connecticut	0.30	0.27	0.00	0.00	3.60	2.55	0.92
District of Columbia	1.19	0.91	0.21	1.53	1.58	0.19	0.86
Florida	1.35	1.36	0.91	4.09	5.84	5.26	2.83
Georgia	0.48	4.78	3.30	4.10	2.95	3.52	3.00
Hawaii	0.00	0.00	0.00	0.00	0.00	0.34	0.07
Idaho	0.39	0.73	0.12	0.00	0.00	0.00	0.24
Illinois	6.33	6.04	7.38	4.25	3.73	3.06	5.28
Indiana	0.00	0.59	0.57	0.62	0.73	0.38	0.41
Kentucky	0.00	0.32	0.00	0.00	0.00	0.43	0.14
Louisiana	0.00	0.00	0.00	0.00	0.00	0.47	0.09
Maryland	1.37	5.31	3.64	5.99	1.99	0.69	2.99
Massachusetts	0.89	0.47	1.58	0.31	2.96	5.33	1.91
Michigan	0.18	2.73	1.89	0.56	1.78	2.10	1.45
Minnesota	0.70	1.50	0.96	0.49	0.00	1.15	0.88
Mississippi	0.16	0.00	0.00	0.00	0.00	0.00	0.04
Missouri	0.64	0.00	0.26	0.79	0.00	1.02	0.52
Nebraska	0.00	0.00	0.00	0.00	0.00	0.81	0.16
Nevada	0.16	0.58	0.00	0.00	2.57	0.86	0.51
New Hampshire	0.00	0.00	0.00	0.00	0.00	0.90	0.18
New Jersey	0.27	0.74	2.26	0.00	5.78	12.00	3.45
New Mexico	0.00	0.77	0.09	0.00	0.80	0.00	0.21
New York	0.00	1.50	0.52	0.43	12.26	5.76	2.54
North Carolina	0.30	1.94	2.68	1.20	2.55	2.01	1.62
Ohio	1.07	3.92	1.21	1.38	1.50	2.45	1.92
Oklahoma	0.26	0.00	0.00	0.00	0.00	0.00	0.06
Oregon	0.42	0.85	0.40	1.49	1.43	1.60	0.96
Pennsylvania	0.50	0.16	0.38	2.64	1.23	1.83	1.07
Rhode Island	0.00	0.00	0.00	0.00	0.00	0.43	0.09
South Carolina	0.55	0.00	1.23	2.32	1.34	0.61	0.91
South Dakota	0.00	0.00	0.00	0.00	0.00	0.20	0.04
Tennessee	0.27	0.15	0.12	0.00	0.48	0.00	0.15
Texas	0.59	4.78	5.79	5.16	3.04	6.54	4.20
Utah	0.00	0.00	0.61	0.00	0.41	0.50	0.23
Vermont	0.50	0.00	0.00	0.00	0.00	1.00	0.32
Virginia	1.09	5.27	2.01	4.77	3.56	3.91	3.24
Washington	0.19	2.76	2.27	1.14	3.54	1.30	1.59
Wisconsin	1.47	0.00	0.22	0.77	0.00	0.25	0.56
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Ceiling Rate (%)
1.751 - 2.000	0.00	0.43	0.00	0.00	0.00	0.00	0.07
8.501 - 8.750	0.00	0.00	0.00	0.00	0.81	0.00	0.06
9.001 - 9.250	0.00	0.00	0.00	0.00	1.66	0.00	0.13
9.251 - 9.500	0.00	0.00	0.00	0.00	1.36	0.73	0.26
9.501 - 9.750	0.00	3.73	2.44	0.00	2.84	0.32	1.30
9.751 - 10.000	0.00	4.79	9.05	0.96	12.64	13.63	6.18
10.001 - 10.250	0.00	20.30	19.44	6.62	15.45	22.11	13.20
10.251 - 10.500	1.72	35.13	31.81	18.27	20.35	25.61	20.90
10.501 - 10.750	23.86	25.53	22.56	42.79	10.36	21.41	25.14
10.751 - 11.000	53.76	4.29	6.10	28.25	12.40	10.43	21.99
11.001 - 11.250	12.84	1.77	2.55	2.79	6.88	2.55	5.30
11.251 - 11.500	6.46	1.48	1.96	0.31	8.95	2.56	3.40
11.501 - 11.750	1.37	0.73	1.46	0.00	5.44	0.00	1.13
11.751 - 12.000	0.00	0.29	0.62	0.00	0.88	0.63	0.35
12.001 - 12.250	0.00	0.48	0.53	0.00	0.00	0.00	0.17
12.251 - 12.500	0.00	0.25	0.75	0.00	0.00	0.00	0.16
12.501 - 12.750	0.00	0.00	0.26	0.00	0.00	0.00	0.04
12.751 - 13.000	0.00	0.81	0.49	0.00	0.00	0.00	0.21
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

FICO
Not Available	0.28	0.00	0.00	0.00	0.00	0.63	0.20
580 - 619	0.00	0.00	0.00	0.00	3.77	1.80	0.67
620 - 659	3.19	3.69	4.16	5.79	3.40	3.90	3.98
660 - 699	12.09	17.72	17.77	14.89	23.24	14.56	15.75
700 - 729	24.11	22.06	17.09	14.84	19.60	15.83	19.22
730 >=	60.33	56.53	60.99	64.48	49.98	63.28	60.19
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Property Type
Single Family Residence	72.43	69.22	64.08	67.18	67.09	75.46	69.94
Condo	5.70	4.55	3.75	4.13	10.10	5.62	5.30
2-4 Family	0.93	1.50	0.97	0.00	0.00	1.10	0.85
PUD	20.94	24.67	31.12	28.70	22.81	17.82	23.89
Manufactured Housing	0.00	0.05	0.08	0.00	0.00	0.00	0.02
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Occupancy Status
Primary	97.77	97.00	96.13	97.69	90.92	90.02	95.25
Second Home	1.27	2.55	2.28	1.33	6.32	8.15	3.45
Investment	0.96	0.44	1.58	0.98	2.76	1.83	1.30
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Purpose
Purchase	11.51	15.90	19.79	22.96	51.32	30.52	22.31
Refinance - Rate Term	78.24	59.58	57.22	58.42	23.55	47.99	58.31
Refinance - Cashout	10.25	24.51	22.99	18.63	25.14	21.49	19.38
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Original LTV Ratio
<= 50.00	16.61	13.84	11.46	18.82	10.53	21.52	16.14
50.01 - 55.00	4.65	6.96	9.47	4.58	6.23	2.11	5.42
55.01 - 60.00	9.12	7.00	7.96	8.32	5.27	6.83	7.69
60.01 - 65.00	7.01	8.41	7.60	10.80	10.66	7.90	8.37
65.01 - 70.00	21.57	16.97	15.51	13.93	22.43	23.63	19.18
70.01 - 75.00	9.48	16.73	16.09	15.79	19.42	16.77	14.96
75.01 - 80.00	30.96	28.73	30.12	27.33	23.78	19.08	26.94
80.01 - 85.00	0.00	0.00	0.44	0.00	0.00	0.78	0.23
85.01 - 90.00	0.61	1.06	0.40	0.28	0.63	0.92	0.66
90.01 - 95.00	0.00	0.30	0.95	0.16	1.05	0.46	0.40
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Original Term
<= 180	0.00	0.62	0.00	1.88	0.00	0.00	0.38
181 - 300	0.20	0.00	0.00	0.68	0.00	0.00	0.15
301 - 360	99.80	99.38	100.00	97.44	100.00	100.00	99.47
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Stated Remaining Term
<= 180	0.00	0.62	0.00	1.88	0.00	0.00	0.38
181 - 240	0.20	0.00	0.00	0.00	0.00	0.00	0.05
281 - 320	0.00	0.00	0.00	0.68	0.00	0.23	0.15
321 - 360	99.80	99.38	100.00	97.44	100.00	99.77	99.42
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

Seasoning (Months)
<= 0	0.00	0.37	0.46	0.00	0.00	0.00	0.13
1 - 5	99.74	99.00	98.91	100.00	100.00	98.86	99.37
6 - 10	0.26	0.63	0.63	0.00	0.00	0.19	0.31
16 - 20	0.00	0.00	0.00	0.00	0.00	0.95	0.19
Total:	100.00	100.00	100.00	100.00	100.00	100.00	100.00

CSFB-2002-AR31-G4-P2 - Price/Yield - [IVA1]

CSFB 2002-AR31 CLASS IV-A-3

Balance	$176,379,000.00	Delay	24	WAC(4)	5.711120258
Coupon*	5.4335	Dated	11/1/2002	NET(4)	5.453485
Settle	11/29/2002	First Payment	12/25/2002	WAM(4)	355

*PAYS GROUP NET WAC LESS [0.02%].

RUN TO BALLOON IN MONTH 83 / 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)	70 CPR, Call (Y)	80 CPR, Call (Y)
	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
101-12	5.053	4.897	4.803	4.697	4.576	4.428	4.093	3.685	3.179	2.479
101-13	5.045	4.886	4.791	4.683	4.560	4.409	4.069	3.653	3.138	2.426
101-14	5.038	4.876	4.779	4.669	4.544	4.390	4.044	3.621	3.097	2.373
101-15	5.030	4.865	4.766	4.655	4.528	4.372	4.019	3.589	3.056	2.320
101-16	5.022	4.855	4.754	4.641	4.511	4.353	3.994	3.557	3.016	2.267
101-17	5.014	4.844	4.742	4.627	4.495	4.334	3.970	3.525	2.975	2.214
101-18	5.006	4.833	4.730	4.613	4.479	4.315	3.945	3.493	2.934	2.161
101-19	4.998	4.823	4.718	4.599	4.463	4.296	3.920	3.462	2.894	2.108
101-20	4.991	4.812	4.705	4.585	4.447	4.278	3.896	3.430	2.853	2.055
101-21	4.983	4.802	4.693	4.571	4.431	4.259	3.871	3.398	2.812	2.003
101-22	4.975	4.791	4.681	4.556	4.414	4.240	3.847	3.366	2.772	1.950
101-23	4.967	4.781	4.669	4.542	4.398	4.221	3.822	3.335	2.731	1.897
101-24	4.959	4.770	4.657	4.528	4.382	4.203	3.798	3.303	2.691	1.845
101-25	4.952	4.760	4.644	4.514	4.366	4.184	3.773	3.271	2.650	1.792
101-26	4.944	4.749	4.632	4.500	4.350	4.165	3.748	3.240	2.610	1.740
101-27	4.936	4.739	4.620	4.486	4.334	4.147	3.724	3.208	2.570	1.687
101-28	4.928	4.728	4.608	4.472	4.318	4.128	3.699	3.176	2.529	1.635

Spread @ Center Price**	166.5	194.2	204.3	213.2	217.2	218.7	208.2	180.5	131.3	58.2
WAL	4.64	3.34	2.86	2.45	2.1	1.78	1.33	1.01	0.78	0.59
Mod Durn	3.92	2.9	2.51	2.18	1.9	1.63	1.24	0.96	0.75	0.58
Principal Window	Dec02 - Oct09	Dec02 - Oct09	Dec02 - Oct09	Dec02 - Oct09	Dec02 - Aug09	Dec02 - Aug08	Dec02 - Mar07	Dec02 - Feb06	Dec02 - May05	Dec02 - Oct04
Accrued Interest	745385.35	745385.35	745385.35	745385.35	745385.35	745385.35	745385.35	745385.35	745385.35	745385.35

LIBOR_6MO	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44	1.44
LIBOR_1YR	1.618	1.618	1.618	1.618	1.618	1.618	1.618	1.618	1.618	1.618
CMT_1YR	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45	1.45

T

Mat  1YR  2YR   5YR  10YR  30YR

Yld 1.45 1.87 2.997 3.964 4.842

N

Mat .25YR .5YR 1.0YR 1.5YR 1.99YR   3YR   4YR   5YR

Yld  1.42 1.44 1.618 1.919   2.22 2.736 3.126 3.437

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

**SPREAD TO N

PRELIMINARY

CSFB-2002-AR31-G7-M1 - Price/Yield - VIIA1

CSFB 2002-AR31 CLASS  VII-A-1

Balance	$82,623,693.85	Delay	0	Index	LIBOR_1MO | 1.39	WAC(7)	7.0798
Coupon*	1.89	Dated	11/27/2002	Mult / Margin	1 / 0.50	NET(7)	6.760171
Settle	11/29/2002	First Payment	12/25/2002	HARD CAP	11.00	WAM(7)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.  RUN TO THE GROUP VII 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	1.897	1.897	1.897	1.897	1.897	1.897	1.897	1.897	1.897	1.897	Yield
100-00	50	50	50	50	50	50	50	50	50	50	Disc Margin

WAL	7.22	3.87	3.51	3.06	2.49	2.07	1.75	1.49	1.28	0.95
Mod Durn	6.49	3.65	3.32	2.92	2.4	2.01	1.71	1.46	1.25	0.94
Principal Window	Dec02 - Mar24	Dec02 - Mar15	Dec02 - Feb14	Dec02 - Sep12	Dec02 - Dec10	Dec02 - Aug09	Dec02 - Aug08	Dec02 - Oct07	Dec02 - Feb07	Dec02 - Feb06
Accrued Interest	8675.49	8675.49	8675.49	8675.49	8675.49	8675.49	8675.49	8675.49	8675.49	8675.49

LIBOR_1MO	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39
LIBOR_6MO	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448
LIBOR_1YR	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641
CMT_1YR	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461

T

Mat   1YR   2YR   5YR 10YR  30YR

Yld 1.461 1.903 3.048 4.04 4.901

N

Mat .25YR  .5YR 1.0YR 1.5YR 1.99YR  3YR   4YR   5YR

Yld  1.42 1.448 1.641  1.96  2.278 2.79 3.186 3.503

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR31-G7-M1 - Price/Yield - VIIM1

CSFB 2002-AR31 CLASS  VII-M-1

Balance	$1,936,492.82	Delay	0	Index	LIBOR_1MO | 1.39	WAC(7)	7.0798
Coupon*	2.44	Dated	11/27/2002	Mult / Margin	1 / 1.05	NET(7)	6.760171
Settle	11/29/2002	First Payment	12/25/2002	HARD CAP	11.00	WAM(7)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP.  RUN TO THE GROUP VII 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	2.452	2.452	2.452	2.452	2.452	2.452	2.452	2.452	2.452	2.452	Yield
100-00	105	105	105	105	105	105	105	105	105	105	Disc Margin

WAL	12.05	6.47	5.89	5.2	4.43	3.95	3.65	3.5	3.45	3.24
Mod Durn	10.27	5.93	5.44	4.85	4.18	3.76	3.5	3.36	3.31	3.13
Principal Window	Sep08 - Sep23	Dec05 - Oct14	Dec05 - Sep13	Dec05 - May12	Dec05 - Sep10	Jan06 - May09	Jan06 - Jun08	Feb06 - Aug07	Feb06 - Jan07	Feb06 - Feb06
Accrued Interest	262.5	262.5	262.5	262.5	262.5	262.5	262.5	262.5	262.5	262.5

LIBOR_1MO	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39
LIBOR_6MO	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448
LIBOR_1YR	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641
CMT_1YR	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461

T

Mat   1YR   2YR   5YR 10YR  30YR

Yld 1.461 1.903 3.048 4.04 4.901

N

Mat .25YR  .5YR 1.0YR 1.5YR 1.99YR  3YR   4YR   5YR

Yld  1.42 1.448 1.641  1.96  2.278 2.79 3.186 3.503

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

PRELIMINARY

CSFB-2002-AR31-G7-M1 - Price/Yield - VIIM2

CSFB 2002-AR31 CLASS  VII-M-2

Balance	$1,506,161.09	Delay	0	Index	LIBOR_1MO | 1.39	WAC(7)	7.0798
Coupon*	3.39	Dated	11/27/2002	Mult / Margin	1 / 2.00	NET(7)	6.760171
Settle	11/29/2002	First Payment	12/25/2002	HARD CAP	11.00	WAM(7)	357

*COUPON: WILL EQUAL THE LESSER OF (I) ONE-MONTH LIBOR PLUS THE INDICATED CERTIFICATE MARGIN, (II) THE NET FUNDS CAP, AND III) THE INDICATED HARD CAP. RUN TO THE GROUP VII 5% CALL

Price	10 CPR, Call (Y)	20 CPR, Call (Y)	22 CPR, Call (Y)	25 CPR, Call (Y)	30 CPR, Call (Y)	35 CPR, Call (Y)	40 CPR, Call (Y)	45 CPR, Call (Y)	50 CPR, Call (Y)	60 CPR, Call (Y)
100-00	3.414	3.414	3.414	3.414	3.414	3.414	3.414	3.414	3.414	3.414	Yield
100-00	200	200	200	200	200	200	200	200	200	200	Disc Margin

WAL	10.17	5.35	4.87	4.32	3.73	3.39	3.22	3.14	3.14	3.17
Mod Durn	8.46	4.84	4.44	3.99	3.48	3.19	3.04	2.97	2.98	3.01
Principal Window	Sep08 - Aug19	Dec05 - Jan12	Dec05 - Mar11	Dec05 - Feb10	Dec05 - Nov08	Dec05 - Nov07	Dec05 - Feb07	Dec05 - Jul06	Dec05 - Feb06	Dec05 - Feb06
Accrued Interest	283.66	283.66	283.66	283.66	283.66	283.66	283.66	283.66	283.66	283.66

LIBOR_1MO	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39	1.39
LIBOR_6MO	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448	1.448
LIBOR_1YR	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641	1.641
CMT_1YR	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461	1.461

T

Mat   1YR   2YR   5YR 10YR  30YR

Yld 1.461 1.903 3.048 4.04 4.901

N

Mat .25YR  .5YR 1.0YR 1.5YR 1.99YR  3YR   4YR   5YR

Yld  1.42 1.448 1.641  1.96  2.278 2.79 3.186 3.503

The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston Corporation makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with he prospectus / prospectus supplement.

PRELIMINARY